 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CHINA YIDA HOLDING, CO.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CHINA YIDA HOLDING, CO.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
June 15, 2010

To the Stockholders of CHINA YIDA HOLDING, CO.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Yida Holding, Co., a Delaware corporation (the “Company”), will be held on June 15, 2010, at 10:00 a.m., local time, at 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China, for the following purposes:

1.
To elect five (5) directors to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To consider and act upon such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our Board of Directors has fixed the close of business on April 28, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

It is desirable that as large a proportion as possible of the stockholders’ interests will be represented at the meeting. Whether or not you plan to attend the annual meeting, you are requested to submit your proxy vote by telephone or electronically over the Internet, or, sign the enclosed proxy and return it promptly in the enclosed envelope.

If you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. You should not send any certificates representing stock with your proxy card.

By Order of the Board of Directors,

/s/ Minhua Chen
Minhua Chen Chairman of the Board

Fujian, China
April 30, 2010

CHINA YIDA HOLDING, CO.
28/F Yifa Building
No. 111 Wusi Road
Fuzhou, Fujian, P. R. China

PROXY STATEMENT

Date, Time and Place of the Annual Meeting

This proxy statement is furnished to the stockholders of China Yida Holding, Co. in connection with the solicitation, by order of our Board of Directors, of proxies to be voted at the annual meeting of stockholders to be held on June 15, 2010 at 10:00 A.M., local time, at our headquarter located at 28/F, Yifa Building, No.111, Wusi Road, Fuzhou, Fujian Province, PRC, and at any adjournment or adjournments thereof. The accompanying proxy is being solicited on behalf of our Board of Directors.  We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about May 12, 2010.

Outstanding Capital Stock and Record Date

The record date for stockholders entitled to notice of and to vote at the annual meeting is April 28, 2010. At the close of business on that date, the Company had 19,551,785 shares of issued and outstanding common stock entitled to vote at our annual meeting.

Action to be Taken at the Meeting; Voting and Revocation of Proxies; Adjournment

All of our voting securities represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR each of the director nominees set forth herein, and at the discretion of the proxy holders on any other matters that may properly come before the annual meeting.

If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly.  Any stockholder has the power to revoke such stockholder’s proxy at any time before it is voted.  A stockholder may revoke a proxy by delivering a written statement to our corporate secretary stating that the proxy is revoked, by submitting a subsequent proxy signed by the same person who signed the prior proxy, or by voting in person at the annual meeting.

As of April 28, 2010, we had a total of 19,551,785 shares of common stock outstanding and zero shares of preferred stock outstanding.  A plurality of the votes cast at the annual meeting by the stockholders entitled to vote in the election is required to elect the director nominees.  For purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote totals, with the result being that an abstention will have the same effect as a negative vote, except for the election of directors.  In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called “broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting.  The persons named as proxies will vote in favor of any such proposed adjournment or adjournments.  Under Delaware law, stockholders will not have cumulative voting, appraisal or similar rights in connection with any proposal set forth in this proxy statement.

 Important Notice Regarding Availability of Proxy Materials For the Shareholder Meeting to be held June 15, 2010.

The proxy statement, the 2010 Annual Report and our annual report on Form 10-K are available free of charge at www.yidacn.net.

Solicitation for Proxies

We will bear the cost of the solicitation of proxies related to the annual meeting.  We have retained American Stock Transfer & Trust Company LLC to assist us in the forwarding of our proxy materials and the retrieval of proxies.  In addition, certain of our directors, officers or other employees may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record.  No additional compensation will be paid to our directors, officers or other employees for such services.

Quorum and Voting Rights

Our Board of Directors has fixed Wednesday, April 28, 2010, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.  Holders of record of shares of our common stock at the close of business on the record date will be entitled to one vote for each share held.  The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.  Shares that abstain or for which the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of this proxy statement and 2010 Annual Report may be sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you write or call us at the following address or telephone number: 28/F, Yifa Building, No.111 Wusi Road, Fuzhou, Fujian Province, China. Tel.: (1) 626-379-2019.  If you want to receive separate copies of this proxy statement or the 2009 Annual Report, or any future proxy statements or annual reports, or if you are currently receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 28, 2010, the names, addresses and number of shares of our common stock beneficially owned by all persons known to us to be beneficial owners of more than 5% of the outstanding shares of our common stock, and the names and number of shares beneficially owned by each of our directors and executive officers, and all of our executive officers and directors as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned).  As of April 28, 2010, we had a total of 19,551,785 shares of common stock outstanding.

Name and Address of Beneficial Owner *	Number of Shares and Nature of Beneficial Ownership(1)		Percent of Common Stock Outstanding
Minhua Chen c/o China Yida Holding, Co. 28/F Yifa Building No. 111 Wusi Road Fuzhou, Fujian The People’s Republic of China	5,611,978		28.76%

Yanling Fang c/o China Yida Holding, Co. 28/F Yifa Building No. 111 Wusi Road Fuzhou, Fujian The People’s Republic of China	5,611,978		28.76%

Michael Marks 35226 CITIC Square 1168 Nanjing Road West Shanghai 200041	30,000	(2)	*

Pope Investment II, LLC(3) 5100 Poplar Avenue, Suite 805 Memphis, Tennessee 38137	2,380,952		12.18%

All directors and executive officers as a group (2 persons)	11,253,956		57.52%

* less than 1%.

(1)
A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

(2)
Represents the 15,000 shares of common stock issuable upon exercise of vested stock options and additional 15,000 shares of common stock to be vested on June 10, 2010, which were granted to Mr. Michael Marks pursuant to a non-qualified stock option agreement dated June 10, 2009.

(3)	William P. Wells is the managing member of Pope Investment II, LLC, acting alone, has voting and dispositive power over the shares beneficially owned by Pope Investment II, LLC.

ELECTION OF DIRECTORS

Our amended and restated by-laws provide that the number of our directors shall be not more than eleven (11) nor less than one (1), as fixed from time to time in our by-laws or by our Board of Directors. The Board currently consists of five (5) members, all of whom are standing for re-election.  The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

The holders of our common stock are entitled to elect the balance of the total number of directors of our company.  Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our Board of Directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified.  Although our directors have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our Board of Directors.

Directors Nominees

Directors and	Position/Title with China Yida	Age	Other Occupation

Minhua Chen	Chairman	53

Yanling Fang	Director	37

Michael Marks	Director Chairman of the Audit Committee	38
* Funtalk China Holdings Limited
* Director of China Housing and Land Development, Inc.
* Director of Genesis Pharmaceuticals Enterprises, Inc.
* Director of Shengkai Innovation, Inc.
* Director of Yanglin Soybean, Inc.

Chunyu Yin	Director	63	CEO of East Prosperity International Advertising Company
	Audit Committee Member

Fucai Huang	Director	63	Professor at Xiamen University Tourism Department
	Audit Committee Member

For information as to the shares of common stock beneficially owned by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management, as to other Board Matters, see the section “Board Information.”

The following are biographical summaries for our nominees for election as directors:

Minhua Chen

Chairman Chen has been the Chief Executive Officer of China Yida Holding, Co. since November  2007.  Chairman Chen is also a Director for Fuzhou Hongda Commercial Services Co., Ltd. and the Chairman for Fujian Yintai Tourism Co. and Fujian Jintai Tourism Developments Co., Ltd..  For the past five years, Chairman Chen has been a part-time professor at the Tourism College of Fujian Normal University and a tutor for postgraduate students.  He is also the vice-president of Fujian Provincial Tourism Institute and vice-president of Fujian Advertisement Association. From 1978 to 1992, he was a news journalist and editor-in-chief of “Fujian Internal Reference,” eventually becoming the head of the journalist station of “Fujian Daily” in Sanming City and general manager of the newspaper “HK-Taiwan Information.”  During that period, he was appointed as chief journalist of Fujian Province to HK, where he was in charge of news and management of the publication.  During these years, several of his works in journalism received national and provincial prizes and were published in books.  He received awards for “Excellent News Journalist” and “Advanced Workers of News Management.”  Since the establishment of New Handsome Joint Group in 1995, he has advocated and practiced the concept of “circulating cultural economy.”  In 2005, he published a scholarly treatise “General Theory of Tourism and Chinese Traditional Culture”, which has been used as the educational material for undergraduates in Tourism College of Fujian Normal University.  In February 2007, he was awarded as one of the “2006 Ten Most Distinguished Persons of Fujian Economic.”  Since 1992, Chairman Chen has worked full-time as Hong Kong Yi Tat’s CEO and has run all the subsidiaries, including the media and tourism businesses.

Yanling Fan

Fan Yanling has served as a director of China Yida Holding, Co. since November 2007. Fan Yanling is also the Executive Director of Fujian Jiaoguang Media Co., Ltd. and the Chairman for Fuzhou Hongda Commercial Services Co., Ltd. and a Director of both Fujian Yintai Tourism Co. and Fujian Jintai Tourism Developments Co., Ltd..  From 1992 to 1994, Ms. Fan was a journalist and radio anchorwoman for the Voice of Haixia.  From 1995 to 2004, she was the general manager of New Handsome Advertisement Co., Ltd.  Since 2000, she has taken on the following leading posts: General Manager of New Handsome Joint Group (Fujian), General Manager of Hong Kong Yitat International Investment Co., Ltd, Chairman of Fujian Gold Lake Economy and Trading (Tourism) Development Co., Ltd., Director of Sydney Communication College (Australia), and General Manager of Fujian Education and Broadcasting Media Co., Ltd.  In 2005, she was awarded “Fujian Splendid Women” and “Advanced worker of advertisement industry Fuzhou 2005.”

Michael Marks

Michael Marks was formerly president and director of Middle Kingdom Alliance Corporation (MKGB: OTCBB), a Special Purpose Corporation which in July 2009 merged with Pypo Digital Company Limited, a leading distributor and retailer of mobile phones in China. Mr. Marks continues to serve as a director of the newly merged company, Funtalk China Holdings Limited (NASDAQ: FRLK).  Mr. Marks is alsoa director of China Housing and Land Development, Inc. (CHLN: NASDAQ); a director of Genesis Pharmaceuticals Enterprises, Inc. (GNPH: OTCBB); and a director of Yanglin Soybean, Inc. (YSYB: OTCBB).

Mr. Marks has been involved in over US$2 billion of transactions in China over the past eight years, as a principal, advisor, or investment banker, and has worked closely with international and Chinese institutions.  These include, inter alia, The Carlyle Group, Starwood Capital, Goldman Sachs, Dubai Investment Group, Investec Bank, Standard Bank, Beijing International Trust and Investment Corporation, China Jin Mao Group Company Limited, and Shanghai Investment Group.

In January 2003, Mr. Marks founded the China practice of Sonnenblick Goldman, a New York headquartered investment bank established in 1893, and served as China managing director and regional principal of the firm until December 2007 when the global firm was sold.  In September 2002, Mr. Marks founded the Shanghai office of Horwath Asia Pacific, a management consulting and advisory firm affiliated with Horwath International, a global accounting and advisory firm.  He served as its director and Shanghai representative until December 2005.  From January 1998 to June 1999, Mr. Marks served as a manager of Horwath Asia Pacific in Sydney, Australia.  In March 2001, Mr. Marks founded B2Globe, and served as its chief executive officer until August 2002, when B2Globe was sold.

In June 1999, Mr. Marks joined Metro Education in China and co-founded Metro Corporate Training in Shanghai, and served as the group and company’s chief executive officer until February 2001.  From June 1999 to November 2004, when a controlling interest in Metro Education was sold, Mr. Marks also served as a director.  From January 1995 to January 1998, Mr. Marks worked in the audit, corporate finance and advisory divisions in the Johannesburg, South Africa office of PricewaterhouseCoopers.

Mr. Marks graduated with a Bachelor of Commerce (Honors) and Masters of Commerce from the University of the Witwatersrand in Johannesburg, South Africa in 1994 and 1997 respectively.  He was also president of the Commerce Students Council and vice-president of the All Faculty Council in 1994.  In 1998 Mr. Marks graduated with a Bachelor of Arts (Psychology) degree from the University of South Africa.  In 1995, Mr. Marks completed his qualifying examinations of the Chartered Institute of Management Accountants in the United Kingdom.  In 1997, Mr. Marks qualified as a Chartered Accountant in South Africa, and in 1999 as a Fellow of the Association of International Accountants in the United Kingdom. Since June 1999 Mr. Marks has lived in Shanghai, China. He speaks fluent Mandarin, French and English.

Chunyu Yin

Ms. Yin has a wealth of experience in China’s advertising and media industry. Between 1984 and 2002, Ms. Yin served as the general manager of China’s first state-owned cosmetics advertising company – Beijing Dabao Advertising Co. During those eighteen (18) years, the company’s annual sales increased from 40 million to 1.5 billion RMB. After she left Beijing Dabao Advertising Co. in 2002, she served as manager in several advertising companies. Currently, she is the Chief Executive Officer of East Prosperity International Advertising Company, and a teaching professor at Beijing Union University Advertising School.

All of the advertising companies in which Ms. Yin served as manager are listed on the Top 100 Advertising Companies List in China. The well-known clients she served, or is currently serving, include Daobao Cosmetics, Haier, Hisense Electric, Ariston Refrigerator, Shanxi Fen Wine, Red Eagle, Furong Wang, Tsingtao Beer, and Yanjing Beer. Ms. Yin has also achieved acknowledgement and recognition in the media industry. She participated in planning, producing and filming many important TV programs and dramas, including “Walk into Taiwan,” “China’s Economic Reports.” “1/2 Hour Economic Report.” “CCTV Young Singer Competition,” “Red Eagle Cinema” on Phoenix Channel, and the TV drama “The Prime Minister Liu Luoguo.”

In addition, Ms. Yin organized several large-scale events for Chinese government’s ministries and commissions and other international organizations: Putian Yanhuang Millenium, Dragon Board World Cup, China’s Trade Marks around the World, 2004 Miss Universe Finale, 2007 Miss Japan International Finale, Hong Kong’s Second International Mahjong Competitions.

Ms. Yin received her bachelor degree in Chinese from People’s University of China in 1979.

Fucai Huang

Mr. Huang, founder of Xiamen University Tourism Department, has served as a full-time professor at Xiamen University for 30 years. Currently, he is also the director of tourism management doctorate program of Xiamen University. Before he was appointed as the director of the doctorate program, he was in charge of the tourism management post-doctorate program and served as doctorate student advisor. Before he joined Xiamen University, between 1989 and 1998, he was the director of Xiamen University Tourism Management Planning and Research Institute, a part time professor at the Tourism Department of Beijing International Studies University, and a consultant to Fujian tourism development.

Mr. Huang is an expert among China’s tourism academics. Between March 2008 and March 2009, Mr. Huang was appointed by the China National Tourism Bureau to preside over the Open Tourism Market for Mainland Citizens’ Travel to Taiwan and Related Management Issues.  In 2006 and 2007, he was invited by the China National Tourism Bureau and Taiwan Office of CPC Central Committee to represent China’s tourism academics to draft monographs and to participate in Strait Economic Trade Forum. Between 2005 and 2006, Mr. Huang engaged in the planning, research, and modification of display contents of China Fujian-Taiwan Kinship Museum sponsored by the Publicity Department of the CPC Central Committee and Fujian Provincial Committee. China Fujian-Taiwan Kinship Museum became the new tourism landmark of the west coast of Taiwan Strait, and a popular tourist attraction in Quanzhou, Fujian.

Mr. Huang obtained his Bachelor Degree in History from Xiamen University in 1976.

Family Relationship

Minhua Chen and Yanling Fan are husband and wife.

Executive Officers of the Company

Executive Officers	Position/Title	Age
Minhua Chen	Chief Executive Officer and President	53
George Wung	Chief Financial Officer	35
Wei Zhang	Vice President of Investor Relations	30
Yongxin Lin	Financial Controller	39

The following are the biographical summaries of George Wung, Wei Zhang and Yongxin Lin.

George Wung

Mr. Wung has served as our Chief Financial Officer since January 2009. Between October 2005 and January 2009, Mr. Wung served as the managing director of Etech Securities Inc., supervising a team of ten individuals that deliver a variety of financial services to clients. Mr. Wung’s responsibilities at Etech Securities included directing client relationships, expanding the firm’s customer base, and building up ties with various government agencies.  Between January 2004 and October 2005, Mr. Wung was the director of the Prosperity Financial Group in California, where he was responsible for conducting equity research and analysis covering fundamental, quantitative and technical research for asset management, collecting date and conducting statistical analysis on individual securities or industry groups, developing quantitative decision-making models, and analyzing the macro-economic trends. Between February 2002 and December 2003, he was the Senior Vice President of the Global American Investments, Inc. where he was responsible for collecting date and conducting statistical analysis on specific securities or industry groups, developing qualitative decision-making models, making buy, sell and hold recommendation calls on equities.  Mr. Wung received his B.A. in Finance from California State University, Fullerton in 2000. He holds the Series 7 Certificate in General Securities Representative, and Series 63 Certificate in State Securities law.

Wei Zhang

Mr. Zhang has served as our Vice President of Investor Relations since January 2009. Prior to joining us, he was a senior vice president of Etech Securities, Inc. Before he joined Etech Securities, Inc., he served as the Assistance CEO of Fujian Jinxie Real Estate Development Co. Mr. Zhang received his B.A. in Economics from University of California in 2004.

Yongxin Lin

Mr. Lin has served as our Financial Controller since October 2003. Before he joined us, Mr. Lin served as the Chief Financial Director of Fujian Furui Group. Mr. Lin is a member of CICPA. He received his B.A. in accounting in 1994.

Independence of the Board of Directors

Our Board of Directors is currently composed of five (5) members. Michael Marks, Fucai Huang and Chunyu Yin qualify as independent directors in accordance with the published listing requirements of the Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our Board of Directors has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

The Board’s Role in Risk Management

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Director’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive in its industry.

Effective risk oversight is an important priority of the Board.  The Board has implemented a risk governance framework to:

•	Understand critical risks in the Company’s business and strategy;
•	Allocate responsibilities for risk oversight among the full Board;
•	Evaluate the Company’s risk management process and see they are functioning adequately;
•	Facilitate open communication between management and directors; and
•	Foster an appropriate culture of integrity and risk awareness.

While the Board oversees risk management, Company’s management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, the Audit Committee and individual Directors on the significant risks identified and how they are being managed. Directors are free to communicate directly with senior management.

The Audit Committee plays significant role in overseeing risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics program, including the Code of Conduct. The Audit Committee members meet separately with the Company’s financial controller and representatives of the independent auditing firm.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Stockholders”), to file with the Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to our officers, directors and 10% Stockholders were complied with.

Board Meetings and Committees; Management Matters

Our Board of Directors held eight (8) meetings during the year ended December 31, 2009.  Each director attended at least 75% of the Board of Directors and committee meetings of which he was a member during such time as he served as a director.  From time to time, the members of our Board of Directors act by unanimous written consent in accordance with Delaware law.  During the year ended December 31, 2009, our Board of Directors took action by unanimous consent on eight (8) occasions.  We do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, but we encourage all members of our Board of Directors to attend such meetings.

We encourage our board members and nominees for directors to attend the annual meeting of shareholders.

Audit Committee

Our Board of Directors has a standing audit committee which carries out its responsibilities pursuant to the audit committee written charters, which are available on our website at www.yidacn.net.

The Audit Committee, which currently is comprised of Michael Marks, Chunyu Yin, and Fucai Huang, met four (4) times during 2009.  Each member of the Audit Committee is independent, as defined in the listing standards of The NASDAQ Stock Market, Inc. (“Nasdaq”).  The Audit Committee assists the Board in overseeing (i) our accounting and financial reporting processes and principles, (ii) our disclosure controls and procedures and internal control over financial reporting designed to promote compliance with generally accepted accounting principles and applicable laws and regulations, (iii) the preparation, presentation and integrity of our financial statements, and (iv) the administration of an audit our annual financial statements by our independent auditor in accordance with generally accepted accounting standards.  The Board has determined that Mr. Michael Marks qualifies as an Audit Committee Financial Expert under applicable rules of the Commission and satisfies the financial literacy and experience requirements under the applicable Nasdaq standards.

Certain Relationships and Related Transactions

To our best knowledge, there were no related relations in the fiscal year ended December 31, 2009.

Procedures for Approval of Related Party Transactions

Our policy is that our Board of Directors is charged with reviewing and approving all potential related party transactions.   All such related party transactions are then required to be reported under applicable SEC rules. Otherwise, we have not adopted procedures for review of, or standards for approval of, these transactions, but instead review such transactions on a case-by-case basis.

A “Related Person” means:

•	any person who is, or at any time during the applicable period, was, a Director of the Company or a nominee for Director or an Executive Officer;
•	any person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock;
•
any immediate family member of any of the foregoing person, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brothe-in-la, or sister-in-law of the Director, nominee for Director, Executive Officer or more than 5% beneficial owner of the Common Stock, and any person) other than a tenant or employee) sharing the household of such Director, nominee for Director, Executive Officer or more than 5% beneficial owner of the Common Stock; and

•
any firm, cooperation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Related Person Transactions Involving Directors

In general, the Company will enter into a ratify Related Party Transactions only when the Board of Directors determined that the Related Person Transaction is reasonable and fair to the Company.

When a new Related Person Transaction is identified, it is brought to the Committee on Directors and Corporate Governance to determine if the proposed transaction is reasonable and fair to the Company. The Board considers, among other things, the evaluation of the transaction by employees directly involved and the recommendation of the Chief Executive Officer.

Identifying possible Related Person Transactions involves the following procedures in addition to the completion and review of the customary Directors’ Questionnaires.

 The Company annually requests each Director to verify and update the following information:

•	a list of entities where the Director is an employee, director or executive officer;
•	each entity where any immediate family member of a Director is an executive officer;
•
each firm, corporation or other entity in which the Director or an immediate family member is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest; and

•	each charitable or non-profit organization where the Director or an immediately family member is an employee, executive officer, director or trustee.

A nominee for Director also is required to provide the Company with the foregoing information.

Related Person Transaction Involving Executive Officers

Likewise, each Executive Officer is required to complete an Executive Officers’ Questionnaire annually. In addition, any Related Person Transaction involving an Executive Officer must be preapproved by the Chief Executive Officer. Any such transaction involving the Chief Financial Officer must be submitted to the Audit Committee for approval.

Verification Process

When the Company receives the requested information, the Company compiles a list of all such persons and entities, including all subsidiaries of the entities identified. The Office of the Secretary reviews the updated list and expands the list if necessary, based upon a review of SEC filings, Internet searches and applicable websites. After the list has been reviewed and updated, it is distributed within the Company to identify potential transactions.

All ongoing transactions, along with payment and receipt information, are complied for each person and entity. The information is reviewed and relevant information is presented to the Board or the Audit Committee, as the case may be, in order to obtain approval or ratification of the transactions and to review in connection with its recommendations to the Board on the independence determinations of each Director.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

Code of Ethics

We have adopted a code of business conduct and ethics for our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer.  In addition, we have adopted a supplemental code of ethics for our financial executives and all employees in our accounting department.  The text of our codes is posted on our Internet website at www.yidacn.net.  We intend to disclose any changes in or waivers from our codes of ethics that are required to be publicly disclosed by posting such information on our website or by filing with the Commission a Current Report on Form 8-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2009 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management.  In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2009 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and Nasdaq, and meets all other requirements of Nasdaq and of such rules of the Commission.

Respectfully submitted by the Audit Committee,
Michael Marks
Chunyun Yin
Fucai Huang

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its Chief Executive Officer and Chief Financial Officer, and other named executive officers for each of the two fiscal years ended December 31, 2009 and June 30, 2008.

SUMMARY COMPENSATION TABLE
Name and principal position	Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Minhua Chen	December 31, 2009	$0	—	—	—	—	—	—	$0
Chief Executive Officer, President and Chairman of the Board	December 31, 2008	$0	—	—	—	—	—	—	$0

George Wung,	December 31, 2009	$54,500	—	—	—	—	—	—	$54,500
Chief Financial Officer

Wei Zhang VP of Investor Relations	December 31, 2009	$50,000	—	—	—	—	—	—	$50,000

Narrative Disclosure to the Summary Compensation Table

Employment Agreements

We entered into an employment agreement with Mr. George Wung on January 12, 2009 (the “Effective Date”), pursuant to which, Mr. Wung will serve as Chief Financial Officer of the Company for a term of five years (the “Employment Period”), During the first three years of the Employment Period, Mr. Wung shall be entitled to $60,000 per year, which will be subject to upward adjustments based upon the Chief Executive Officer’s periodic performance review. In addition to the foregoing base salary, Mr. Wung shall be eligible for an annual bonus at the end of each fiscal year end based upon the result of the annual performance review. In addition, subject to the approval of the Board of Directors, Mr. Wung shall also receive certain stock options.

Outstanding Equity Awards at Fiscal Year-End.

The following table provides information on all restricted stock and stock option awards held by our named executive officers as of December 31, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael Marks	15,000	15,000	0	$14.84	—	—	—	—	—

* Options to purchase 15,000 shares of the Company’s common stock vested on December 10, 2010 and became exercisable at $14.84 per share. Options to purchase additional 15,000 shares of the Company’s common stock will vest on June 10, 2010 at the exercise price equal to the closing sale price of the Company’s common stock on June 10, 2010.

2009 Equity Incentive Plan

On August 10, 2009, with the written consent of our majority stockholders, our Board of Directors adopted the Company’s 2009 Equity Incentive Plan (the “Incentive Plan”) The Incentive Plan gives us the ability to grant stock options, restricted stock, stock appreciation rights (SARs), and other stock-based awards (collectively, “Awards”) to employees or consultants of the Company or of any subsidiary of the Company and to non-employee members of our advisory board or our Board of Directors or the board of directors of any of our subsidiaries. Our Board of Directors believes that adoption of the Incentive Plan is in the best interests of our company and our stockholders because the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board of Directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success. Therefore, our Board of Directors believes the Incentive Plan will be a key component of our compensation program.

As of April 28, 2010, 1,000,000 shares of our common stock remained available for future grants under the Incentive Plan and no Awards had been granted under the Incentive Plan.

Change in Control Provisions

In the event of a change in control of the Company, and except as otherwise set forth in the applicable Award agreement, all unvested portions of Awards shall vest immediately.  Awards, whether or not then vested, shall be continued, assumed, or have new rights as determined by a committee of the board of directors designated to administer the Incentive Plan (the “Committee”), and restrictions to which any shares of restricted stock or any other Award granted prior to the change in control are subject shall not lapse.  Awards shall, where appropriate at the discretion of the Committee, receive the same distribution of the Company’s common stock on such terms as determined by the Committee.  Upon a change in control, the Committee may also provide for the purchase of any Awards for an amount of cash per share of common stock issuable under the Award equal to the excess of the highest price per share of the Company’s common stock paid in any transaction related to a change in control of the Company over the exercise price of such Award.

Director Compensation

Directors who also serve as employees of the Company do not receive payment for services as directors. The independent directors of the Board of Directors are responsible for reviewing and making decisions regarding all matters pertaining to fees and retainers paid to Directors for Board. The independent directors may engage consultants or advisors in connection with their compensation review and analysis. The independent directors did not engage any consultants in 2009.

In making non-employee Director’s compensation decisions, the independent directors take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as committee chairs, and t he forms of compensation paid to directors by comparable corporations.

The following table sets forth information concerning cash and non-cash compensation paid by the Company to its directors during the last fiscal year ended December 31, 2009.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Minhua Chen	0	—	—	—	—	—	0
Yangling Fang	0	—	—	—	—	—	0
Chunyu Ying	7,200	—	—	—	—	—	7,200
Fucai Huang	7,200	—	—	—	—	—	7,200
Michael Marks	35,000	---	*	---	---	---	35,000

*In addition to $35,000 annual cash compensation as listed in the table above, Michael Marks received non-qualified stock options exercisable for a total of 30,000 shares of our common stock. The first half of the stock options vested on December 10, 2009 and became exercisable at $14.84 per share. The second half of the stock options will vest on June 10, 2010, and the exercise price will be equal to closing sale price of our common stock on June 10, 2010.

The directors will also be reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of the Board of Directors and committees on which they serve.

INDEPENDENT PUBLIC AUDITORS

Kabani & Company, Inc. served as our independent auditors for the years ended December 31, 2009 and 2008. The Audit Committee pre-approves all services performed by our principal auditor. We anticipate that a representative of Kabani & Company, Inc. will be available at the annual meeting to answer appropriate questions from our shareholders and the Audit Committee related to the audited and reviewed financial statements in 2009 and 2008.

Service Provided	Fiscal 2009	Fiscal 2008
Audit Fees(1)
Annual Audit	$119,500	$105,000
Audit Related Fees
Assurances and Related Sources	0	0
Tax Fees (2)	0	0
Tax Services
	0	0
All Other Fees(3)
Fees for other services	8,500	0
Total Fees	$128,000	$105,000

Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to appoint or replace our independent auditor. Our Audit Committee is directly responsible for the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent auditor is engaged by, and reports directly to, our Audit Committee.

Our Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, all of which are approved by our Board prior to the completion of the audit.  Our Audit Committee has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at our 2011 annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by December 30, 2010 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act.  If a stockholder intends to submit a proposal at our 2011 annual meeting of stockholders, which proposal is not intended to be included in the our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than March 15, 2011 in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act.   As to all such matters which we do not have notice on or prior to March 15, 2010, discretionary authority shall be granted to the persons designated in our proxy related to the 2011 annual meeting of stockholders to vote on such proposal.

OTHER BUSINESS

Other than as described above, our Board of Directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

ANNUAL REPORT

 written request to Wei Zhang, Corporate Secretary, China Yida Holding, Co. U.S. Office, at 20955 Pathfinder Rd., #200-12 Diamond Bar, CA 91765, we will provide without charge to each person requesting a copy of our proxy statement, 2010 Annual Report or annual report on Form 10-K for the year ended December 31, 2009, including the financial statements filed therewith.  We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. In addition, this proxy statement, as well as our 2010 Annual Report and annual report on Form 10-K for the year ended December 31, 2009, are available on our Internet website at www.yidacn.net.

By Order of the Board of Directors,
/s/ Minhua Chen
Minhua Chen
Chairman of the Board
Dated:   April 30, 2010

ANNUAL MEETING OF STOCKHOLDERS OF

CHINA YIDA HOLDING, CO.

June 15, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.yidacn.net.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20500000000000000000 3 061510

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Minhua Chen
○ Yanling Fan
○ Michael Marks
○ Chunyu Yin
○ Fucai Huang

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

CHINA YIDA HOLDING, CO.

June 15, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 4:00 PM (New York Time) on June 14, 2010.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.yidacn.net.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20500000000000000000 3 061510

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Minhua Chen
- ○ Yanling Fan
- ○ Michael Marks
- ○ Chunyu Yin
- ○ Fucai Huang

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CHINA YIDA HOLDING, CO.

Proxy for Annual Meeting of Stockholders on June 15, 2010

Solicited on Behalf of the Board of Directors

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned hereby appoints Minhua Chen and George Wung, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of China Yida Holding, Co., to be held June 15, 2010 and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

14475